UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Event Requiring Report: July 31, 2003


                             SONA DEVELOPMENT CORP.
                (FORMALLY KNOWN AS NET MASTER CONSULTANTS, INC.)
             (Exact Name of Registrant as Specified on its Charter)


              000-28311                             76-027334
              ---------                             ---------
       (Commission File Number)       (IRS Employer Identification Number)


                                      TEXAS
         (State or Other Jurisdiction of Incorporation or Organization)


                1177 West Hastings Street, Suite 1818, Vancouver,
                        British Columbia, Canada V6E 2K3
                    (Address of Principal Executive Offices)


                                 (604) 602-1717
              (Registrant's Telephone Number, Including Area Code)






ITEM 4.  Changes in Registrant's Certifying Accountant

(a)      Previous independent accountants

On July 31, 2003, Grant Thornton LLP ("Grant Thornton") the principal accountant previously engaged to audit the Company's financial statements, resigned as auditors of Sona Development Corp. ("the Company"). On August 6, 2003, the Company retained LaBonte & Co. Chartered Accountants ("LaBonte") as the principal accountants to replace Grant Thornton. The Company's board of directors approved the change of accountants from Grant Thornton to LaBonte.

The audit reports of Grant Thornton on the Company's financial statements for the two most recent fiscal years ending December 31, 2002 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal years ending December 31, 2002 and December 31, 2001 including the subsequent interim periods through July 31, 2003, the date of termination, the Company had no disagreements with Grant Thornton with respect to accounting or auditing issues of the type discussed in
Item 304(a)(iv) of Regulation S-B. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Grant Thornton to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

The Company provided Grant Thornton with a copy of this report prior to filing it with the Securities and Exchange Commission ("Commission"). The Company requested that Grant Thornton furnish the Company with a letter to the Commission stating whether Grant Thornton agrees with the above statements. A copy of that letter dated August 6, 2003 is filed as an Exhibit to this Form 8-K.

(b)      New independent accountants

During the fiscal years ending December 31, 2002 and December 31, 2001, including the subsequent interim periods through July 31, 2003, the date of Grant Thornton's termination, and prior to the appointment of LaBonte, the Company (or anyone on its behalf) did not consult with LaBonte regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Staley in respect to these matters during the time periods detailed herein.

ITEM 7.           Financial Statements and Exhibits

The following exhibit is included as part of this report:

EXHIBIT      PAGE
NO.          NO.       DESCRIPTION

16            4        Letter from Grant Thornton stating that it has reviewed
                       the Form 8-K and has no objection to the statements made within this Form 8-K.



Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONA DEVELOPMENT CORP.

Signature                                                                  Date

By: /s/ Nora Coccaro                                             August 5, 2003
    ----------------
Corporate Secretary



















EXHIBIT 16



August 6, 2003

Office of the Chief Accountant
Securities and Exchange Commission
450 West Fifth Street N.W.
Washington DC 20549

Ladies and Gentlemen

We have read Item 4 of the Form 8-K of Sona Development Corp. and agree with the statements contained in Item 4(a). We have no basis to agree or disagree with the statements contained in Item 4 (b).

Yours truly,

/s/ Grant Thornton LLP.


CHARTERED ACCOUNTANTS